UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

SAXON CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33485	54-2036376
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4860 Cox Road, Suite 300 Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 967-7400

4951 Lake Brook Drive, Suite 300

Glen Allen VA 23060

(Former name or former address, if changed since last year)

Item 5.          Other Events

        On July 24, 2003, Saxon Capital, Inc. (“Saxon”) issued a press release announcing Saxon’s financial results for the second quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. This information, filed under Item 5. Other Events, is also deemed to be provided under Item 12. Results of Operations and Financial Condition, in accordance with SEC Release No. 33-8216; 34-47583.

Item 7(c).     Exhibits

99.1               Press Release dated July 24, 2003.

Item 12.       Results of Operations and Financial Condition.

                      See Item 5.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON CAPITAL, INC. By: /s/Robert B. Eastep —————————————— Robert B. Eastep Executive Vice President, Principal Financial Officer and Controller

Date: July 24, 2003

INDEX TO EXHIBITS

Exhibits

Exhibit 99.1         Press Release dated July 24, 2003.